TAURUS
MUNICALIFORNIA
HOLDINGS, INC.









FUND LOGO









Annual Report

October 31, 1996



Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
110 Washington Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MCF




This report, including the financial information herein, is transmitted to the shareholders of Taurus MuniCalifornia Holdings, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



Taurus MuniCalifornia
Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011

Taurus MuniCalifornia Holdings, Inc.



TO OUR SHAREHOLDERS


For the year ended October 31, 1996, the Common Stock of Taurus MuniCalifornia Holdings, Inc. earned $0.671 per share income dividends, which included earned and unpaid dividends of $0.058. This represents a net annualized yield of 5.79%, based on a month-end net asset value of $11.59 per share. Over the same period, the total investment return on the fund's Common Stock was +8.48%, based on a change in per share net asset value from $11.39 to $11.59, and assuming reinvestment of $0.668 per share income dividends.

For the six-month period ended October 31, 1996, the total investment return on the fund's Common Stock was +7.01%, based on a change in per share net asset value from $11.18 to $11.59, and assuming reinvestment of $0.334 per share income dividends.

For the six-month period ended October 31, 1996, the fund's Auction Market Preferred Stock had an average yield of 3.09%.


The Municipal Market Environment
Municipal bond yields generally moved lower during the six months ended October 31, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 35 basis points (0.35%) to close the six-month period ended October 31, 1996 at approximately 5.94%. The municipal bond market exhibited considerable weekly yield volatility over the six months ended October 31, 1996 with bond yields vacillating as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth would result in any significant increase in inflationary pressures. Much of the evidence supporting stronger growth centered around the strong employment growth seen in April and June with bond yields rising in response. Other more recent economic indicators have suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment has supported lower tax-exempt bond yields in recent months. US Treasury bond yields have exhibited similar, albeit greater, volatility during the six-months ended October 31, 1996, falling more than 20 basis points to end the period at 6.64%. Over the past six months, tax-exempt bond yields registered significantly greater declines than those shown by the US Treasury bond. This relative outperformance by the municipal bond market was largely the result of the strong technical support the tax-exempt market has enjoyed throughout most of 1996. Perhaps most significantly, the pace of new bond issuance has recently slowed.

Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of over 25% versus the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical and issuance declined. Over the last six months, approximately $90 billion in long-term tax-exempt securities was underwritten, an increase of 5% versus the comparable period a year earlier. Only $41 billion in tax-exempt securities was issued in the last three months, a 3% decline in issuance versus the October 31, 1995 quarter.

At the same time, investor demand remained consistently strong. With nominal new-issue yields generally above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance has declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-couponed bonds issued in the early-to-mid 1980s were redeemed at their first optional call date, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance has led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While still historically very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor, such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking ahead, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.

Portfolio Strategy
For the 12 months ended October 31, 1996, the fund was managed with the intention of sustaining an attractive level of tax-exempt income while seeking to achieve an above-average total return. We entered the 12-month period optimistic that interest rates would decline in response to the sluggish economy that we expected the current 7% yield on the US Treasury bond to create. To take advantage of this scenario, we extended the fund's duration and lowered the cash reserve position to a minimal level. From October 1995 to January 1996 the impression that the economy had slowed and that there was no inflation on the horizon was enough to lower interest rates almost 50 basis points. Two rounds of Federal Reserve Board easings in December and January lulled investors into complacency. This set the stage for a sudden loss of investor confidence as an undeniably strong employment number in March blindsided the market and began a period of extreme volatility, which continued through the end of October. Looking ahead, we expect this volatile period to continue, and our investment strategy to remain neutral until the direction of the economy becomes clearer.


In Conclusion
We appreciate your ongoing interest in Taurus MuniCalifornia
Holdings, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager

November 22, 1996





THE BENEFITS AND RISKS OF LEVERAGING



Taurus MuniCalifornia Holdings, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

PROXY RESULTS

During the six-month period ended October 31, 1996, Taurus
MuniCalifornia Holdings, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:

                                                                                 Shares Voted     Shares Voted
                                                                                     For       Without Authority
1.To elect the fund's Board of Directors:         Cynthia A. Montgomery            4,965,143        145,635
                                                  Charles C. Reilly                4,970,293        140,485
                                                  Kevin A. Ryan                    4,970,793        139,985
                                                  Arthur Zeikel                    4,970,193        140,585

                                                                          Shares Voted    Shares Voted    Shares Voted
                                                                              For           Against         Abstain
2.To select Ernst & Young LLP as the fund's independent auditors.          5,025,350         13,676          71,752


During the six-month period ended October 31, 1996, Taurus
MuniCalifornia Holdings, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:

                                                                                 Shares Voted     Shares Voted
                                                                                     For       Without Authority
1.To elect the fund's Board of Directors: Ronald W. Forbes, Cynthia A.
  Montgomery, Charles C. Reilly, Kevin A. Ryan, Richard R. West and
  Arthur Zeikel                                                                       772             0

                                                                          Shares Voted    Shares Voted    Shares Voted
                                                                              For           Against         Abstain
2.To select Ernst & Young LLP as the fund's independent auditors.             768              0               4


PORTFOLIO ABBREVIATIONS


To simplify the listings of Taurus MuniCalifornia Holdings, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of ParticipationHFAHousing Finance Agency
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family
VRDN   Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
S&P       Moody's   Face                                                                                         Value
Ratings   Ratings  Amount                              Issue                                                   (Note la)

California--98.1%
                              California Health Facilities Financing Authority Revenue Bonds, Series A:
AA         Aa3     $3,500       (Kaiser Permanente), 6.50% due 12/01/2020                                        $ 3,682
NR*        Aaa      1,500       Refunding (Good Samaritan Health System), 7.50% due 5/01/2000 (i)                  1,682
AAA        Aaa      2,180       (San Francisco Children's Hospital), 7.50% due 10/01/2000 (d)(i)                   2,462

                              California HFA, Home Mortgage Revenue Bonds:
AA-        Aa         535       AMT, Series C, 7.60% due 8/01/2030                                                   565
AA-        Aa       1,165       AMT, Series D, 7.75% due 8/01/2010                                                 1,234
AA-        Aa       1,975       AMT, Series F-1, 7% due 8/01/2026                                                  2,098
AA-        Aa       1,750       Series A, 8.20% due 8/01/2017                                                      1,818
AA-        Aa       1,650       Series D, 7.25% due 8/01/2017                                                      1,750

AA-        Aa       1,000     California HFA, Revenue Bonds, RIB, AMT, 8.856% due 8/01/2023 (h)                    1,058

                              California Pollution Control Financing Authority, PCR:
A+         A2       1,285       AMT (Southern California Edison Co.), Series B, 6.40% due 12/01/2024               1,330
A1         NR*        300       Refunding (Pacific Gas and Electric Co.), VRDN, AMT, Series G, 3.60%
                                due 2/01/2016 (g)                                                                    300
A1         A2       1,500       Refunding (San Diego Gas and Electric Co.), Series A, 5.90% due 6/01/2014          1,563

                              California Pollution Control Financing Authority, Resource Recovery
                              Revenue Bonds, VRDN, AMT (g):
A1         VMIG1++    200       (Atlantic Richfield Company Project), Series A, 3.65% due 12/01/2024                 200
NR*        NR*      1,000       (Delano Project), 3.55% due 8/01/2019                                              1,000
NR*        P1       1,100       Refunding (Ultra Power Malaga Project), Series B, 3.60% due 4/01/2017              1,100

A1+        VMIG1++    500     California Pollution Control Financing Authority, Solid Waste Disposal
                              Revenue Bonds (Shell Oil Co.--Martinez Project), VRDN, AMT, Series A, 3.60%
                              due 10/01/2024 (g)                                                                     500

NR*        Aaa      1,215     California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue
                              Bonds (Mortgage-Backed Securities Program), AMT, Series A-1, 6.90% due
                              12/01/2024 (e)(j)                                                                    1,305

                              California State Public Works Board, Lease Revenue Bonds (Department of
                              Corrections--Monterey County), Series A (i):
A          A        1,000       6.875% due 11/01/2004                                                              1,157
A          A        2,500       7% due 11/01/2004                                                                  2,925

NR*        Aa2        400     California Statewide Community Development Authority, Solid Waste Facility
                              Revenue Bonds (Chevron U.S.A. Inc. Project), VRDN, AMT, 3.60% due 12/15/2024 (g)       400

AAA        Aaa      3,000     Cerritos, California, Public Financing Authority, Revenue Refunding Bonds
                              (Los Coyotes Redevelopment Project Loan), Series A, 6.50% due 11/01/2023 (a)         3,429

NR*        Baa      1,000     Clovis, California, COP, 7.20% due 8/01/2011                                         1,079

AAA        Aaa      2,200     Compton, California, Community Redevelopment Agency, Tax Allocation Refunding
                              Bonds (Walnut Industrial Park), Series A, 7.50% due 8/01/1999 (a)(i)                 2,436

BBB        NR*      2,000     Contra Costa County, California, Public Financing Authority, Tax Allocation
                              Revenue Refunding Bonds, Series A, 7.10% due 8/01/2022                               2,119

AAA        Aaa      2,700     Cucamonga County, California, Water District Facilities Refinancing Bonds,
                              COP, 6.50% due 9/01/2022 (b)                                                         2,921

SCHEDULE OF INVESTMENTS (concluded)                                                                      (in Thousands)
S&P       Moody's   Face                                                                                         Value
Ratings   Ratings  Amount                              Issue                                                   (Note la)

California (concluded)
NR*        NR*     $  810     Cypress, California, S/F Residential Mortgage Revenue Refunding Bonds,
                              Series B, 7.25% due 1/01/2012 (c)                                                  $   926

AAA        Aaa      2,010     Fresno, California, Sewer Revenue Bonds, Series A-1, 6.25% due 9/01/2014 (a)         2,206

                              Los Angeles, California, Department of Water and Power, Electric Plant
                              Revenue Bonds:
A+         Aa       1,000       Refunding, 6.375% due 2/01/2020                                                    1,052
AAA        Aaa      1,000       Refunding, Second Issue, 5.25% due 11/15/2026 (b)                                    929
A+         Aa       1,350       RITR, 8.327% due 2/01/2020 (h)                                                     1,494

AA         Aa       2,000     Los Angeles, California, Harbor Department Revenue Bonds, AMT, Series B,
                              6.625% due 8/01/2019                                                                 2,125

AAA        NR*        230     Los Angeles, California, S/F Home Mortgage Revenue Bonds, AMT, Issue A,
                              7.55% due 12/01/2023 (e)                                                               242

A          A        1,000     Los Angeles, California, State Building Authority, Lease Revenue Refunding
                              Bonds (California State Department of General Services), Series A, 5.625%
                              due 5/01/2011                                                                        1,027

AA         Aa       6,200     Metropolitan Water District, Southern California Waterworks Revenue
                              Refunding Bonds, RIB, 6.912% due 10/30/2020 (h)                                      5,791

A+         A1       2,000     Pasadena, California, COP, Refunding (Old Pasadena Package Facility Project),
                              6.25% due 1/01/2018                                                                  2,155

AAA        Aaa      1,000     Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due
                              11/01/2016 (d)                                                                       1,071

BBB+       Baa1     1,300     San Diego, California, Redevelopment Agency Refunding Bonds, Series B, 6.625%
                              due 11/01/2017                                                                       1,360

                              San Francisco, California, City and County Airport Commission, International
                              Airport Revenue Bonds, Second Series:
AAA        Aaa      1,500       AMT, Issue 5, 6.50% due 5/01/2019 (b)                                              1,601
AAA        Aaa      1,650       Refunding, Issue 1, 6.30% due 5/01/2011 (a)                                        1,751
AAA        Aaa      1,000       Refunding, Issue 1, 6.50% due 5/01/2013 (a)                                        1,084
AAA        Aaa      2,000       Refunding, Issue 2, 6.75% due 5/01/2013 (d)                                        2,212

AAA        Aaa      1,000     San Francisco, California, City and County Sewer Revenue Refunding Bonds, 6%
                              due 10/01/2011 (a)                                                                   1,041

AAA        NR*        110     San Francisco, California, City and County, S/F Mortgage Revenue Bonds
                              (Mortgage-Backed Securities Program), AMT, 7.45% due 1/01/2024 (f)                     115

AAA        Aaa        500     San Mateo County, California, Joint Powers Financing Authority, Lease
                              Revenue Refunding Bonds (Capital Projects Program), 5% due 7/01/2021 (d)               464

AAA        Aaa      2,000     Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                              (VMC Facility Replacement Project), Series A, 6.875% due 11/15/2014 (a)              2,248

                              Southern California Home Financing Authority, S/F Mortgage Revenue Bonds, AMT:
AAA        NR*      2,945       (Mortgage-Backed Securities Program), Series A, 7.625% due 10/01/2023 (e)          3,111
AAA        NR*        175       Series B, 7.75% due 3/01/2024 (f)                                                    185

BBB+       NR*      2,420     Stanislaus, California, Waste-to-Energy Financing Agency, Solid Waste
                              Facility Revenue Refunding Bonds (Ogden Martin System Inc. Project), 7.625%
                              due 1/01/2010                                                                        2,611

A          NR*      1,405     Torrance, California, Hospital Revenue Refunding Bonds (Little Company of
                              Mary Hospital), 6.875% due 7/01/2015                                                 1,498

Total Investments (Cost--$74,384)--98.1%                                                                          78,412

Other Assets Less Liabilities--1.9%                                                                                1,548
                                                                                                                 -------
Net Assets--100.0%                                                                                               $79,960
                                                                                                                 =======

(a)AMBAC Insured.
(b)FGIC Insured.
(c)Escrowed to Maturity.
(d)MBIA Insured.
(e)GNMA Collateralized.
(f)GNMA/FNMA Collateralized.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(i)Prerefunded.
(j)FHLMC Collateralized.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to
Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$74,384,463) (Note 1a)                           $78,411,675
                    Cash                                                                                          16,144
                    Interest receivable                                                                        1,684,890
                    Prepaid expenses                                                                               5,783
                                                                                                             -----------
                    Total assets                                                                              80,118,492
                                                                                                             -----------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1e)                                   $    51,512
                      Investment adviser (Note 2)                                                33,712           85,224
                                                                                            -----------
                    Accrued expenses and other liabilities                                                        73,761
                                                                                                             -----------
                    Total liabilities                                                                            158,985
                                                                                                             -----------

Net Assets:         Net assets                                                                               $79,959,507
                                                                                                             ===========

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (800 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation                                $20,000,000
                      preference)
                      Common Stock, par value $.10 per share (5,175,539
                      shares issued and outstanding)                                        $   517,554
                    Paid-in capital in excess of par                                         56,531,915
                    Undistributed investment income--net                                        722,334
                    Accumulated realized capital losses on investments--net (Note 5)         (1,839,508)
                    Unrealized appreciation on investments--net                               4,027,212
                                                                                            -----------
                    Total--Equivalent to $11.59 net asset value per share of
                    Common Stock (market price--$10.75)                                                       59,959,507
                                                                                                             -----------
                    Total capital                                                                            $79,959,507
                                                                                                             ===========

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                            For the
                                                                                                          Year Ended
                                                                                                        October 31, 1996
Investment          Interest and amortization of premium and discount earned                                 $ 4,874,758
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                       $   396,335
                    Professional fees                                                            79,351
                    Commission fees (Note 4)                                                     51,655
                    Transfer agent fees                                                          37,238
                    Accounting services (Note 2)                                                 35,689
                    Printing and shareholder reports                                             34,912
                    Directors' fees and expenses                                                 19,245
                    Listing fees                                                                 16,670
                    Custodian fees                                                                9,294
                    Pricing fees                                                                  7,313
                    Other                                                                        10,701
                                                                                            -----------
                    Total expenses                                                                               698,403
                                                                                                             -----------
                    Investment income--net                                                                     4,176,355
                                                                                                             -----------

Realized &          Realized gain on investments--net                                                          1,315,836
Unrealized Gain     Change in unrealized appreciation on investments--net                                       (314,866)
(Loss) on                                                                                                    -----------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                     $ 5,177,325
(Notes 1b, 1d & 3):                                                                                          ===========

                    See Notes to Financial Statements.



Statements of Changes in Net Assets

                                                                                                For the Year Ended
                                                                                                    October 31,
Increase (Decrease) in Net Assets:                                                              1996             1995
Operations:         Investment income--net                                                  $ 4,176,355      $ 4,163,470
                    Realized gain (loss) on investments--net                                  1,315,836         (803,306)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                           (314,866)       6,705,589
                                                                                            -----------      -----------
                    Net increase in net assets resulting from operations                      5,177,325       10,065,753
                                                                                            -----------      -----------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (3,457,027)      (3,406,959)
(Note 1e):            Preferred Stock                                                          (696,352)        (755,392)
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (4,153,379)      (4,162,351)
                                                                                            -----------      -----------

Net Assets:         Total increase in net assets                                              1,023,946        5,903,402
                    Beginning of year                                                        78,935,561       73,032,159
                                                                                            -----------      -----------
                    End of year*                                                            $79,959,507      $78,935,561
                                                                                            ===========      ===========

                   *Undistributed investment income--net                                    $   722,334      $   699,358
                                                                                            ===========      ===========

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                  For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1996      1995      1994      1993       1992
Per Share           Net asset value, beginning of year                $  11.39   $  10.25  $  12.51  $  11.53   $  11.66
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .80        .81       .84       .91        .99
                    Realized and unrealized gain (loss) on
                    investments--net                                       .20       1.14     (2.08)     1.13       (.05)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.00       1.95     (1.24)     2.04        .94
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                              (.67)      (.66)     (.71)     (.82)      (.88)
                      Realized gain on investments--net                     --         --      (.20)     (.14)      (.06)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to
                    Common Stock shareholders                             (.67)      (.66)     (.91)     (.96)      (.94)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net                            (.13)      (.15)     (.09)     (.08)      (.12)
                        Realized gain on investments--net                   --         --      (.02)     (.02)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.13)      (.15)     (.11)     (.10)      (.13)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  11.59   $  11.39  $  10.25  $  12.51   $  11.53
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $  10.75   $   9.50  $   9.25  $  13.00   $  12.50
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     20.63%     10.03%   (22.57%)   12.52%     10.18%
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   8.48%     19.05%   (10.84%)   17.39%      6.77%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .88%       .93%      .89%      .94%       .88%
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Investment income--net                               5.27%      5.50%     5.49%     5.76%      6.36%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of year (in thousands)                            $ 59,960   $ 58,936  $ 53,032  $ 64,720   $ 59,030
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                    $ 20,000   $ 20,000  $ 20,000  $ 20,000   $ 20,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  55.58%    107.20%    87.83%    52.04%     50.50%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,998   $  3,947  $  3,652  $  4,236   $  3,952
                                                                      ========   ========  ========  ========   ========

Dividends Per       Investment income--net                            $    870   $    944  $    557  $    514   $    769
Share On                                                              ========   ========  ========  ========   ========
Preferred Stock
Outstanding:++

                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Taurus MuniCalifornia Holdings, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.



NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $41,604,041 and $49,738,071, respectively.

Net realized and unrealized gains as of October 31, 1996 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments              $  869,763     $4,027,212
Financial futures contracts           446,073             --
                                   ----------     ----------
Total                              $1,315,836     $4,027,212
                                   ==========     ==========

As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $4,026,347, of which $4,335,847 related to appreciated securities and $309,500 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $74,385,328.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding remained constant at 5,175,539. At October 31, 1996, total paid-in capital amounted to $57,049,469.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1996 was 3.30%.

As of October 31, 1996, there were 800 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at the annual rate of one-quarter of 1%, calculated on the proceeds of each auction.

For the year ended October 31, 1996, MLPF&S, a subsidiary of ML &
Co., earned $42,729 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a capital loss carryforward of approximately $944,000, of which $924,000 expires in 2002 and $20,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.058251 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.



<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
Taurus MuniCalifornia Holdings, Inc.

We have audited the accompanying statement of assets, liabilities and capital of Taurus MuniCalifornia Holdings, Inc., including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Taurus MuniCalifornia Holdings, Inc. at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


(Ernst & Young LLP)

Princeton, New Jersey
November 25, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by Taurus
MuniCalifornia Holdings, Inc. during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the fund during the year.

Please retain this information for your records.